SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2007

SURETY CAPITAL CORPORATION

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(Exact name of registrant as specified in its charter)

DELAWARE
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(State or other jurisdiction of incorporation)

001-12818	72-2065607
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(Commission File Number)	(IRS Employer Identification No.)

Post Office Box 101434
Fort Worth, Texas 76185
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(Address of principal executive offices) (Zip code)

(Registrant’s telephone number, including area code): (817) 925-3276

Post Office Box 1778
Fort Worth, Texas 76101
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers.

Surety Capital Corporation (the “Registrant”) received a letter of resignation of Dick Abrams from the Board of Directors and as an officer of the Registrant, effective October 1, 2007.

Effective October 1, 2007, Mr. Jerome I. Weiner was appointed Chairman of the Board of the Registrant.

Since 1999, Mr. Weiner has primarily been engaged as a private investor. Prior to that time, Mr. Weiner was the owner and operator of three travel agencies, which he sold in 1999.

Mr. Weiner earned Bachelor’s and Master’s degrees in Mechanical Engineering at MIT, as well as a Master’s in Management (MBA) at MIT’s Sloan School of Management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SURETY CAPITAL CORPORATION

Dated: October 9, 2007

By: /s/Jerome I. Weiner_
Jerome I. Weiner
Chairman